UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2012

Crumbs Bake Shop, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

110 West 40th Street, Suite 2100, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 221-7105

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Sale of Common Stock Pursuant to Securities Purchase Agreement

On October 10, 2012, Crumbs Bake Shop, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Special Situations Fund III QP, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. (collectively, the “Special Situations Funds”), Buckingham RAF Partners, L.P., Buckingham RAF Partners II, L.P., Buckingham RAF International Partners Master Fund, LP, Whitney Capital Series Fund LLC – Series LS1, Durban Capital LP, John Mills, P.A.W. Partners, L.P., P.A.W. Small Cap Partners, L.P., Prism Partners I, L.P., Prism Partners III Leveraged, L.P., Prism Partner IV Leveraged Offshore Fund, Arthur J. Samberg, Leonard Potter, Frederick Kraegel, Jeffrey Roseman, Mark Klein, and Julian Geiger (collectively, the “Investors”). Pursuant to the Purchase Agreement, the Company agreed to sell an aggregate 4,456,968 shares (the “Shares”) of the Company’s common stock, par value $.0001 per share (the “Common Stock”), to the Investors at a purchase price of $2.21 per Share (the “Transaction”).

The Shares will be sold only to accredited investors in a private placement in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder.

The Company expects the closing of the Transaction and the sale of the Shares to take place on October 11, 2012. The Company will receive aggregate gross proceeds of $9,849,900 as a result of the Transaction. After deducting the expenses of the Transaction, the Company anticipates that its net proceeds will be approximately $9,315,000. The Company intends to use these proceeds to fund new store growth and for general working capital purposes.

The Purchase Agreement contains representations, warranties, covenants and agreements that are customary for transactions of this type.

The Company agreed in the Purchase Agreement that, without the consent of the “Required Investors” (as defined in the Purchase Agreement), neither it nor any of its subsidiaries will issue shares of Common Stock or Common Stock equivalents during the 90-day period that follows the closing date, except upon the conversion, exercise or exchange of any outstanding securities or in connection with the Company’s existing equity compensation plan. In addition, the Company agreed that, without the consent of the Required Investors, it would not effect or enter into any agreement to effect any “Variable Rate Transaction” (as defined in the Purchase Agreement) until the earlier of two years from the closing date or such time as no Investor holds any Shares.

The Purchase Agreement requires the Company to indemnify and hold harmless each Investor and its affiliated persons from and against any and all losses, claims, damages, liabilities and expenses, including reasonable attorneys’ fees and expenses (“Losses”), to which they may become subject in connection with investigating, preparing or defending any action, claim or proceeding as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company in connection with the Transaction. Each of the Investors agreed to indemnify and hold harmless, to the extent of such Investor’s pro rata purchase price, the Company and its affiliated persons from and against any and all Losses to which they may become subject as a result of any breach of any representation or warranty made by such Investor in the Purchase Agreement.

The Company and the Investor agreed to pay their own expenses incurred in connection with the Transaction, except that the Purchase Agreement provides that the Company will pay the reasonable, documented out-of-pocket attorneys’ fees and disbursements of counsel to the Special Situations Funds, who served as the lead investor, incurred or to be incurred by the Special Situations Funds in connection with the Transaction, not to exceed $40,000. In addition, the Purchase Agreement requires the Company to reimburse the Investors for all reasonable out-of-pocket expenses incurred by the Investors, including attorneys’ fees and disbursements, in connection with any amendment, modification or waiver of the Purchase Agreement or the Registration Rights Agreement described below that is requested by the Company.

Registration Rights Agreement

At the closing, the Company and each of the Investors will enter into a Registration Rights Agreement (the “Registration Agreement”). The Registration Agreement requires the Company to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register the resale of the Shares by the Investors within 30 days of the closing. The Company is required to use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as soon as is practicable. The Registration Agreement also provides for customary piggy-back registration rights in the event the Company proposes to file certain registration statements at a time when the Registration Statement has not been filed or is not effective.

If (a) the Company fails to file the Registration Statement as required by the Registration Agreement, (b) the Registration Statement is not declared effective within certain time periods specified in the Registration Agreement, and/or (c) the Investors are unable, subject to certain limited exceptions, to sell their Shares pursuant to the Registration Statement after it has been declared effective, then the Registration Agreement requires the Company to pay each Investor, as liquidated damages, an amount equal to 1.5% of the aggregate amount invested by such Investor for each 30-day period that any such condition exists.

The Registration Agreement requires the Company to indemnify and hold harmless each Investor and its affiliated persons against all Losses to which they may become subject under the Securities Act or otherwise insofar as such Losses arise out of or are based upon the Company’s obligations under the Registration Agreement. Each Investor agreed to indemnify and hold harmless the Company and its affiliated persons against any Losses to which they may become subject as a result of any untrue statement or a material fact or any omission of any material fact required to be stated in any registration statement or prospectus or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing to the Company by such Investor specifically for inclusion in such registration statement or prospectus. In no event, however, will any Investor’s liability for indemnification exceed the proceeds received by such Investor upon the sale of its Shares covered by such registration statement or prospectus, net of its expenses and any damages it is required to pay in connection therewith.

In addition to the foregoing terms, the Registration Agreement contains representations, warranties and other covenants and agreements that are customary for this type of transaction.

Agreements with Financial Advisors

The Company appointed Janney Scott Montgomery LLC (“Janney”) to serve as its lead financial advisor in the Transaction, and Janney appointed Susman Partners, LLC d/b/a Threadstone Partners (“Threadstone”) to serve as a sub-advisor. Under its agreement with Janney, Threadstone is entitled to receive 20% of the advisory fee that Janney receives from the Company.

Pursuant to its letter agreement with Janney (the “Janney Agreement”), the Company agreed to (a) pay Janney a non-refundable retainer fee of $50,000, which will be credited toward its advisory fee, (b) pay Janney an advisory fee of 7.00% of the gross proceeds raised in the Transaction, subject to exclusions for investments made by certain existing stockholders, (c) reimburse Janney for its expenses, up to $50,000, and (c) indemnify Janney and its affiliates, the directors, officers, employees and agents of Janney and its affiliated persons from certain Losses to which they may become subject in connection with or as a result of the services rendered by Janney or the Transaction, except to the extent such Losses are determined by a court of competent jurisdiction in a final judgment not subject to appeal to have resulted solely from the willful misconduct, bad faith or gross negligence of, or breach of this letter agreement by, the person claiming a right to indemnification. In addition, the Company agreed to pay Janney the advisory fee described above in the event the Company sells, within 12 months following the termination of the Janney Agreement, securities similar to the Shares to a person who was introduced to the Company by Janney.

The Company’s letter agreement with Threadstone (the “Threadstone Agreement”) requires the Company to reimburse Threadstone for its expenses, up to $10,000, incurred in acting as a co-advisor to the Company in connection with these Transaction.

The Transaction will result in an advisory fee to Janney in the amount of $400,000. Threadstone will be entitled to $80,000 of that fee.

Additional Information

The foregoing summaries of the Purchase Agreement, the Registration Agreement, the Janney Agreement and the Threadstone Agreement are intended only as summaries and are qualified in their entireties by reference to the terms of such agreements. Copies of the Janney Agreement, the Threadstone Agreement, the Purchase Agreement and the Registration Agreement are filed herewith as Exhibits 1.1, 1.2, 10.1 and 10.2, respectively. The Company has included copies of these agreements with this report pursuant to Item 601 of the SEC’s Regulation S-K and to provide investors and security holders with information regarding their terms. This report is not intended to provide any other factual or financial information about the Company or its subsidiaries or affiliates. The representations, warranties and covenants contained in those agreements were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to those agreements, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to those agreements instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or any its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of those agreements, which subsequent information may or may not be fully reflected in public disclosures by the Company.

A copy of the Company’s press release announcing the Transaction is filed with this report as Exhibit 99.1.

Item 3.02. Unregistered Sales of Equity Securities.

On October 9, 2012, pursuant to that certain Exchange and Support Agreement, dated as of May 5, 2011, (a) Julian R. Geiger exchanged, for no consideration other than the surrender thereof, 319,000 New Class B Exchangeable Units (the “Units”) of Crumbs Holdings, LLC (“Holdings”) and 31,900 shares of the Company’s Series A Voting Preferred Stock (the “Series A Stock”) that he owned for 319,000 shares of Common Stock, (b) EHL Holdings, LLC exchanged, for no consideration other than the surrender thereof, 694,700 Units and 69,470 shares of Series A Stock that it owned for 694,700 shares of Common Stock, (c) John D. Ireland exchanged, for no consideration other than the surrender thereof, 39,000 Units and 3,900 shares of Series A Stock that he owned for 39,000 shares of Common Stock, and (d) Bauer Holdings, Inc. exchanged, for no consideration other than the surrender thereof, 506,700 Units and 50,670 shares of Series A Stock that it owned for 506,700 shares of Common Stock.

As disclosed in Item 3.02 of the Company’s Current Report on Form 8-K filed on November 16, 2011, Mr. Geiger’s Units and shares of Series A Stock were granted at the time of his appointment as the Company’s Chief Executive Officer in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act. As disclosed in Item 3.02 of the Company’s Current Report on Form 8-K filed on May 11, 2011, and subsequently amended on May 23, 2011 and July 29, 2011, the Units and shares of Series A Stock owned by EHL Holdings, LLC Mr. Ireland and Bauer Holdings, Inc. were granted pursuant to that certain Business Combination Agreement, dated as of January 9, 2011, as amended on each of February 18, 2011, March 17, 2011 and April 7, 2011, by and among the Company, 57th Street Merger Sub LLC, Holdings, the members of Holdings immediately prior to the consummation of the transactions contemplated by the Business Combination Agreement, and the representatives of such members in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder.

All other information required by this Item is contained in Item 1.01 of this report, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

In connection with the Transaction, the Company conducted presentations for prospective investors, including certain of the Investors, during which it furnished the Investor Presentation that is furnished herewith as Exhibit 99.2. Each prospective investor executed a confidentiality agreement prior to participating in those presentations.

All disclosures regarding future results contained in the Investor Presentation were made as estimates only. Such disclosures and the other forward-looking statements contained in the Investor Presentation regarding the Company were based on current expectations, estimates and projections about, among other things, the industry and the markets in which Crumbs operates, and they are not guarantees of future performance. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any such forward-looking statements. Many of the factors that will determine the outcome of the subject matter of these statements are beyond the Company’s ability to control or predict. The Company does not undertake any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

The information contained in this Item 7.01 and in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

The exhibits filed with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUMBS BAKE SHOP, INC.

Dated: October 11, 2012	By:	/s/ John D. Ireland
John D. Ireland
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Letter Agreement, dated August 24, 2012, by and between Janney Montgomery Scott LLC and Crumbs Bake Shop, Inc. (filed herewith)

1.2	Letter Agreement, dated August 24, 2012, by and between Susman Partners, LLC and Crumbs Bake Shop, Inc. (filed herewith)

10.1	Securities Purchase Agreement, dated October 10, 2012, by and between Crumbs Bake Shop, Inc. and each of the investors named therein (filed herewith)

10.2	Registration Rights Agreement, dated October 11 2012, by and between Crumbs Bake Shop, Inc. and each of the investors named therein (included as Exhibit A to the Securities Purchase Agreement and incorporated herein by reference thereto)

99.1	Press release dated October 11, 2012 (filed herewith)

99.2	Investor Presentation (furnished herewith)

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